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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


Date of Report (Date of Earliest Event Report):  November 5, 1997
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                           Rowe Furniture Corporation
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             (exact name of registrant as specified in its charter)

      Nevada                  1-10226                     54-0458563
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 State or other             (Commission                  (IRS Employer
jurisdiction of             File Number)                Identification
                                                            Number)

                 239 Rowan Street, Salem, Virginia        24153
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             (Address of principal executive offices     Zip Code)


Registrant's telephone number, including area code: 540-389-8671
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                                      None
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         (Former name or former address, if changed since last report)

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                             ITEMS OF INFORMATION
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Item 5.  Other Materially Important Events.
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On November 5, 1997, Rowe Furniture Corporation announced the completion of the
750,000 share stock buy-back program which was approved by the Board of Directors on November 6, 1997 (500,000 shares) and June 3, 1997 (250,000 shares) and announced that the Board of Directors approved the purchase of 1,000,000 shares of its common stock in open market transactions.

Exhibits.
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None


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                           ROWE FURNITURE CORPORATION
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                           Registrant


Date:  11-26-97            /s/Arthur H. Dunkin
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                           Arthur H. Dunkin
                           Secretary-Treasurer

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